UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 12, 2012


                               GLOBAL STEVIA CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54522                   27-1833279
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     No 47, Alley 86, Chua Ha Street, Cau Giay District, Hanoi city, Vietnam
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (+84) 96 601 5062

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Effective July 12, 2012, we appointed Dinh Long Tran as chief scientific officer and Lan Dung Nguyen as chief agronomy officer of our company.

DINH LONG TRAN

Dr. Tran obtained his D.Sc. Doctor in Biological Sciences from the Kishinev State University. In 1989, he managed the development and plant improvement of stevia and collected accessions and cultivars from various countries through careful selection; isolated cultivars capable of producing high contents of glucosides with high ratios of Steviosides as feedstock for medicine uses for diabetics' and hypertension patients. Since 2006, Dr. Tran has been a Professor of Genetics and Plant Breeding at the Russian Academy of Agricultural Sciences in Moscow.

We appointed Dr. Tran as chief scientific officer of our company because of his knowledge of the development and plant improvement of stevia.

LAN DUNG NGUYEN

Dr. Nguyen received a Ph.D. in Microbiology in November of 2012 and in addition to being a senior specialist of VNU Institute of Microbiology & Biotechnology of National University, Dr. holds several distinguished positions including: Vice President of Vietnam Oversea Association, Vietnam Fatherland Front Member,
Chairman of Farmer Technology Supporting Program, Vietnam Foreign Affairs Committee Member and member of the Vietnam National Assembly Delegation. From 1997 until today, Dr. Nguyen has been a part of the Vietnam National University, in Hanoi, holding such positions as Professor and Advisory Board Member.

We appointed Dr. Nguyen as chief agronomy officer of our company because of his knowledge of the propagation of various plants and soil types.

There have been no other transactions since the beginning of its last fiscal year or any currently proposed transaction, in which the Registrant was or is to be a participant and the amount involved exceeds $120,000, and in which Dr. Tran or Dr. Nguyen have or will have a direct or indirect material interest which would be required to be reported herein. There are no family relationships among our directors or executive officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL STEVIA CORP.


/s/ Matthew Christopherson
----------------------------------------
Matthew Christopherson
President and Director

Date: August 10, 2012

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